UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Federal Express Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION.

Item 2.02.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s press release, dated June 3, 2013, relating to the matters described below in Items 2.05 and 2.06 of this report, which will be included in FedEx’s financial results for the fourth quarter ended May 31, 2013. The press release is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information in the release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.05.	Costs Associated with Exit or Disposal Activities.
Item 2.06.	Material Impairments.

On May 31, 2013, the Board of Directors of FedEx Corporation approved the permanent retirement from service of two Airbus A310-200 aircraft and four related engines, three Airbus A310-300 aircraft and two related engines, five Boeing MD10-10 aircraft and 15 related engines, and rotables. As a consequence, a non-cash impairment charge of $100 million ($63 million, net of tax, or $0.20 per diluted share) was recorded in the fourth quarter of fiscal 2013. The decision to permanently retire these aircraft aligns with the plans of Federal Express Corporation (“FedEx Express”) to modernize its aircraft fleet and improve its global network. FedEx does not expect to be required to make any current or future cash expenditures as a result of the impairment.

In addition, on May 31, 2013, the Board of Directors of FedEx Corporation approved shortening the depreciable lives of the following aircraft and related engines: 47 Boeing MD10-10 aircraft and 172 related engines, 13 Boeing MD10-30 aircraft and 55 related engines, and 16 Airbus A310-200 aircraft and 60 related engines. This will accelerate the retirement of these aircraft to continue our fleet modernization plan of replacing older, less-efficient and less reliable aircraft with modern aircraft to build a fleet with higher reliability and better cost efficiency. The impact of accelerating the retirement of these aircraft will result in additional year-over-year depreciation expense of $74 million in the fiscal year ending May 31, 2014.

As of July 1, 2013, FedEx Express will complete the final retirement of the B727-200 fleet.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in our press releases and other SEC filings, including the risk factors identified under the heading “Risk Factors” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 3, 2013	By:	/s/ HERBERT C. NAPPIER
Herbert C. Nappier
Staff Vice President and Corporate Controller

Federal Express Corporation

Date: June 3, 2013	By:	/s/ J. RICK BATEMAN
J. Rick Bateman
Vice President and Worldwide Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 3, 2013.